UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 25, 2018

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers.

Retail Opportunity Investments Corp.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 25, 2018. At the Annual Meeting, the stockholders of the Company approved, among other items, the Company’s Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which the Company may grant equity incentive compensation to its directors, executive officers and other eligible participants. The Equity Incentive Plan was previously approved by the Company’s board of directors on March 20, 2018, subject to the approval of the Company’s stockholders at the Annual Meeting, and became effective upon such stockholder approval. The types of awards that may be granted under the Equity Incentive Plan include stock options, restricted shares, share appreciation rights, phantom shares, dividend equivalent rights and other equity-based awards. The Equity Incentive Plan has a fungible unit system that counts the number of shares of the Company’s common stock used in the issuance of full-value awards, such as restricted shares, differently than the number of shares of common stock used in the issuance of stock options. A total of 22,500,000 Fungible Units (as defined in the Equity Incentive Plan) are reserved for grant under the Equity Incentive Plan and the Fungible Unit-to-full-value award conversion ratio is 6.25 to 1.0. The Equity Incentive Plan will expire on April 25, 2028.

A description of the Equity Incentive Plan was included as part of the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 26, 2018, and such description is incorporated herein by reference. The descriptions of the Equity Incentive Plan contained and incorporated by reference herein are qualified in their entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    108,501,354 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, representing approximately 96.4% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)    At the Annual Meeting, the Company’s stockholders (i) elected the eight directors named below to serve until the Company’s 2019 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approved the Equity Incentive Plan. The proposals are described in detail in the Company’s 2018 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)    The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes
Richard A. Baker	98,546,961	1,522,039	8,432,354
Michael J. Indiveri	79,386,281	20,682,719	8,432,354
Edward H. Meyer	67,023,164	33,045,836	8,432,354
Lee S. Neibart	99,047,666	1,021,334	8,432,354
Charles J. Persico	79,378,674	20,690,326	8,432,354
Laura H. Pomerantz	99,337,120	731,880	8,432,354
Stuart A. Tanz	99,320,454	748,546	8,432,354
Eric S. Zorn	99,112,748	956,252	8,432,354

(ii)    The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
107,082,602	1,384,911	33,841	0

(iii)       The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
95,783,487	4,158,826	126,680	8,432,361

(iv)       The voting results with respect to the approval of the Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
96,568,541	3,382,228	118,225	8,432,360

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Amended and Restated 2009 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2018	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: May 1, 2018	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer